UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 26, 2017

ASHLAND GLOBAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
Covington, Kentucky 41011
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

As previously disclosed in the Proxy Statement filed by Ashland Global Holdings Inc. (“Ashland”) with the Securities and Exchange Commission (“SEC”) on December 7, 2016 (the “Proxy Statement”), Stephen F. Kirk and Vada O. Manager did not seek re-election to Ashland’s Board of Directors and are no longer directors of Ashland effective as of Ashland’s Annual Meeting of Stockholders on January 26, 2017 (the “Annual Meeting”).

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 57,167,671 shares of Common Stock, representing 91% of the shares outstanding and eligible to vote and constituting a quorum, were represented in person or by valid proxies. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are described below.  In accordance with Ashland’s customary practice, Mr. Ihlenfeld, a newly elected director, will enter into Ashland’s standard director Indemnification Agreement.

Proposal 1:  All of the nominees for director were elected to serve a one-year term until the 2018 Annual Meeting and until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Brendan M. Cummins	49,643,068	2,611,689	215,877	4,697,037
William G. Dempsey	51,824,598	446,647	199,389	4,697,037
Jay V. Ihlenfeld	51,864,801	397,168	208,665	4,697,037
Barry W. Perry	35,781,930	16,496,810	191,894	4,697,037
Mark C. Rohr	49,622,446	2,677,314	170,874	4,697,037
George A. Schaefer, Jr.	48,169,818	4,108,467	192,349	4,697,037
Janice J. Teal	48,384,516	3,892,103	194,015	4,697,037
Michael J. Ward	30,532,793	21,741,546	196,295	4,697,037
William A. Wulfsohn	47,329,046	4,647,837	493,751	4,697,037

Proposal 2:  The appointment of Ernst & Young LLP as Ashland’s independent registered public accountants for fiscal 2017 was ratified by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
56,455,763	559,053	152,855	0

 Proposal 3:  The non-binding advisory resolution approving the compensation paid to Ashland’s named executive officers, as disclosed in Ashland’s Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
49,201,749	2,953,004	315,881	4,697,037

 Proposal 4:  The stockholders recommended, on an advisory basis, that the frequency of the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Exchange Act occur every year by the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
46,572,833	212,751	5,398,629	286,421	4,697,037

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

January 30, 2017	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

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